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                                                                   EXHIBIT 10.13

                              Lease                            Unit 5

     This lease is effective as of November 1, 2000 between Media Lofts, LLC, a California limited liability company ("Landlord"), and Natus ("Tenant").

     1. PREMISES: Landlord hereby leases to Tenant, and Tenant hereby leases
        --------
from Landlord, on the terms and conditions set forth in this Lease, the space known as Unit 5 (the "Premises"). Located at 370 7th Street, San Francisco, California. The Building, the parcel(s) of land (the "Land") on which the Building is located and the other improvements on the Land are referred to herein as the "Real Property".

     Tenant's lease of the Premises shall include the right to use, in common with others, the lobbies, entrances, stairs and other public portions of the Building. All of the windows and outside walls of the Premises and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electrical equipment or other utilities or Building facilities are reserved solely to Landlord and Landlord shall have rights of access through the Premises for the purpose of operating, maintaining and repairing the same.

     2. DEFINITIONS: As used in this Lease, the following terms shall have the
        -----------
meanings specified below:

        a. Floor on which the Premises are located: (2nd Floor).
           ---------------------------------------

        b. Initial Lease Term: One Year (12) months, commencing on November 1,
           ------------------
2000 (the "Commencement Date"). And ending midnight November 1, 2001 (the "Expiration Date").

        c. Initial Monthly Rent: $6,500.00 - Six Thousand Five Hundred Dollars and No Cents

        d. Security Deposit: $13,000.00 - Thirteen Thousand Dollars and No Cents
           ----------------

        e. Tenant's Share of Expenses: $ Phone, PG&E, Garbage
           --------------------------

        f. Base Year: N/A.
           ---------

        g. Business of Tenant: live/work residential use only as permitted
           -----------------
under applicable provisions of the San Francisco Planning Code.

     3. TERM; DELIVERY OF POSSESSION OF PREMISES:
        ----------------------------------------

        a. Term. The Initial Lease Term shall commence on the Commencement Date
           ----
and shall expire on the Expiration Date.

        b. Delivery of Premises. The Premises shall be delivered to Tenant on
           --------------------
the Commencement Date, provided Tenant shall have paid to Landlord the Monthly Rent for the first
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month of the Lease Term and the Security Deposit. Except as otherwise provided in this Paragraph 3, no delay in delivery of possession of the Premises to Tenant shall operate to extend the Lease Term or amend Tenant's obligations under this Lease.

     4. CONDITION OF PREMISES: Except as provided herein below, Tenant accepts
        ---------------------
the Premises on the Commencement Date in "as-is, where is" condition. In the event Tenant desires additional improvements, Tenant shall proceed pursuant to Paragraph 9 below.

     5. MONTHLY RENT:
        ------------

        a. On or before the first day of each calendar month during the Lease Term, Tenant shall pay to Landlord, as monthly rent for the Premises, the Monthly Rent specified in Paragraph 2 above and in subparagraph (b) below. If the Lease Term commences on a day other than the first day of a calendar month, or terminates on a day other than the last day of a calendar month, then the Monthly Rent payable for such partial month shall be appropriately prorated on the basis of a thirty (30) day month. Monthly Rent shall be paid by Tenant to Landlord, in advance, without deduction, offset, prior notice or demand, in lawful money of the United States of America at Landlord's office specified in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments made by check must be drawn either on a California institution or in a financial institution that is a member of the Federal Reserve system.

        b. The monthly rent for year one of the Lease Term shall be $6,500.00. Tenant will have 1 option year at 15%. Year Two will be $7,475.00. Tenant must give 30 days notice to execute option year.

        c. All amounts payable by Tenant to Landlord under this Lease in addition to the Monthly Rent hereunder shall constitute rent owed by Tenant to Landlord hereunder.

        d. Tenant acknowledges that late payment of any installment of Monthly Rent will cause Landlord to incur costs not contemplated by this Lease and that the exact amount of such costs would be extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Real Property and the loss of the use of the delinquent funds. Therefore, if any installment of Monthly Rent due from Tenant is not received when due, Tenant shall pay to Landlord on demand an additional sum of three percent (3%) of the overdue installment, which sum represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. Any rent not paid by Tenant to Landlord within thirty (30) days of the date due shall bear interest from the date due to the date of payment by Tenant at an annual rate of interest (the "Interest Rate") equal to the lesser of (i) the maximum annual interest rate allowed by law on such due date, or (ii) the rate of twelve percent (12%) per annum. Failure by Tenant to pay rent when due, including any interest accrued under this subparagraph, shall constitute an Event of Default (as defined in Paragraph 25 below) by Tenant under this Lease giving rise to all the remedies afforded Landlord under this Lease for non-payment of rent.

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        e. No security or guaranty which may now or hereafter be furnished to
Landlord for the payment of rent due under this Lease or for the performance by Tenant of the other terms of this Lease shall in any way be a bar or defense to any of Landlord's remedies set forth in Paragraph 25 below.

     6. SECURITY DEPOSIT: Upon execution of this Lease, Tenant shall pay to
        ----------------
Landlord the Security Deposit specified in Paragraph 2(d) hereof as security for Tenant's performance of all of the provisions of this Lease. Landlord shall not be required to segregate the Security Deposit from Landlord's other funds and no interest shall accrue or be payable to Tenant with respect thereto. Landlord may (but shall not be required to) use the Security Deposit or any portion thereof to cure any Event of Default under this Lease or to compensate Landlord for any damage Landlord incurs as a result of Tenant's failure to perform any of its obligations hereunder. In such event and upon written notice from Landlord to Tenant specifying the amount of the Security Deposit so utilized by Landlord and the particular use for which such amount was used, Tenant shall immediately deposit with Landlord an amount sufficient to return the Security Deposit to the amount specified in Paragraph 2(d). Tenant's failure to make such payment to Landlord within five (5) days of Landlord's notice shall constitute an Event of Default under this Lease. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return to Tenant the Security Deposit or the balance thereof then held by Landlord; provided, however, that in no event shall any such return be construed as an admission by Landlord that Tenant has performed all of Tenant's obligations under this Lease. No holder of a Superior Interest (as defined in Paragraph 21), nor any purchaser of any judicial or private foreclosure sale of the Real Property or any portion thereof, shall be responsible to Tenant for such Security Deposit unless such holder or purchaser shall have actually received the same.

     7. ADDITIONAL RENT; INSURANCE EXPENSES AND TAX EXPENSES: Intentionally
        ----------------------------------------------------
omitted. See (S) 7 for utilities and other building services.

     8. USE OF PREMISES; COMPLIANCE WITH LAW:
        ------------------------------------

        a. Use of Premises. The Premises shall be used solely for residential
           ---------------
live/work purposes as defined and permitted in the San Francisco Planning Code as described in Paragraph 2(g) hereof and for no other use or purpose without the prior written consent of Landlord.

        Tenant shall not do or suffer or permit anything to be done in or about the Premises or the Real Property, nor bring or keep anything therein, which would in any way subject Landlord, Landlord's agents or the holder of any Superior Interest to any liability, increase the premium rate of or affect any fire, casualty, liability, rent or other insurance relating to the Real Property or any of the contents of the Building, or cause a cancellation of, or give rise to any defense by the insurer to any claim under, or conflict with, any policies for such insurance. If any act or omission of Tenant results in any such increase in premium rates, Tenant shall pay to Landlord upon demand the amount of such increase. Tenant shall not do or suffer or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, or use or suffer or permit the Premises to be used for any immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain, suffer or permit any nuisance in, on or about the Premises. Tenant agrees not to handle, store or dispose of any substance

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on the Premises which is prohibited by federal, state or local law or regulation. Without limiting the foregoing, no loudspeakers or other similar device which can be heard outside the Premises shall, without the prior written approval of Landlord, be used in or about the Premises. Tenant shall not commit or suffer to be committed any waste in, to or about the Premises.

        Tenant agrees not to employ any person, entity or contractor for any work in the Premises (including moving Tenant's equipment and furnishings in, out or around the Premises) whose presence may give rise to a labor or other disturbance in the Building and, if necessary to prevent such a disturbance in a particular situation, Landlord may require Tenant to employ union labor for the work.

        b. Compliance with Law. Tenant shall not do or permit anything to be
           -------------------
done in or about the Premises which will in any way conflict with any law, ordinance or governmental requirement now in force or which may hereafter be enacted. Tenant, at its sole cost and expense, shall promptly comply with all such laws, ordinances and governmental requirements and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to the condition, use or occupancy of the Premises (excluding structural changes to the Building not related to or affected by Tenant's Alterations (as defined in Paragraph 9 below and any changes to the Building required by the Americans Disability Act and any regulations promulgated thereunder), or Tenant's particular use of the Premises). The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether or not Landlord is a party thereto, that Tenant has violated any law, ordinance or governmental requirement shall be conclusive of that fact as between Landlord and Tenant. Tenant shall immediately furnish Landlord with any notices received from any insurance company or governmental agency or inspection bureau regarding any unsafe or unlawful conditions within the Premises.

        c.  Hazardous Substances. No Hazardous Substance as defined by any
            --------------------
local, state or federal law or regulation shall be used or stored upon the Premises without Landlord's prior written consent and Tenant's compliance with any applicable law. In the event Landlord permits Tenant to use or store a Hazardous Substance in the Premises, Tenant indemnifies and holds Landlord harmless from all liabilities, administrative orders, lawsuits, awards, judgments or claims of whatsoever kind, including any attorneys' fees and costs incurred by Landlord in connection therewith ("Actions") arising from the use, storage, release or presence of any such Hazardous Substance(s) in or upon the Premises or Building, and shall defend Landlord at Tenant's sole expense in any such Action with counsel acceptable to Landlord in Landlord's sole judgment.

        d. Applicability of Paragraph. The provisions of this Paragraph 8 are
           --------------------------
for the benefit of Landlord only and are not nor shall they be construed to be for the benefit of any tenant or occupant of the Building.

     9. ALTERATIONS AND RESTORATION:
        ---------------------------

        a. Alterations. Tenant shall not make or suffer to be made any
           -----------
alterations, additions or improvements to the Premises ("Alterations"), except as expressly provided in this Paragraph 9. If Tenant desires any Alteration, Tenant must obtain Landlord's prior written approval of such Alteration, which approval shall not be unreasonably withheld or delayed. The Alteration

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shall be made at Tenant's sole cost and expense by a general contractor approved in writing by Landlord in advance and Tenant shall pay Landlord on demand or prior to or during the course of such construction a reasonable amount determined by Landlord to compensate Landlord for its review of the proposed Alteration (which shall not exceed $500.00) and for other reasonable direct and indirect expenses incurred by Landlord or Landlord's agents in connection with the Alteration (e.g., freight elevator operation, additional cleaning expenses and additional security expenses). All such work shall be performed diligently and in a first-class workmanlike manner and in accordance with plans and specifications approved by Landlord, and shall comply with all applicable laws and Landlord's construction procedures for the Building. In no event shall Tenant employ any person, entity or contractor to perform work in the Premises whose presence may give rise to a labor or other disturbance in the Building. Default by Tenant in the payment of any sums agreed to be paid by Tenant for or in connection with an Alteration (regardless of whether such agreement is pursuant to this Paragraph 9 or separate instrument) shall entitle Landlord to all the same remedies as for non-payment of rent under this Lease. Any Alterations, including, without limitation, movable partitions that are affixed to the Premises (but excluding movable, free standing partitions) and all carpeting, shall at once become part of the Building and the property of Landlord. Tenant shall give Landlord not less than five (5) days' prior written notice of the date the construction of the Alteration is to commence. Landlord may post and record an appropriate notice of non-responsibility with respect to any Alteration and Tenant shall maintain any such notices posted by Landlord in or on the Premises.

        b. Restoration. All Alterations constructed by Tenant shall be removed
           -----------
from the Premises at the expiration or sooner termination of this Lease and the Premises shall be restored to their condition prior to the making of the Alterations, ordinary wear and tear excepted, provided Landlord informs Tenant in writing of its intent to have Tenant restore the Premises not less than three
(3) days prior to the start of Tenant's Alterations. The removal of the Alterations and the restoration of the Premises shall be performed by a general contractor selected by Tenant and approved by Landlord, and Tenant shall pay the general contractor's fees and costs in connection with such work. Any separate work letter or other agreement hereafter entered into between Landlord and Tenant pertaining to Alterations shall be automatically incorporated into this Lease without the necessity for further reference thereto.

    10. REPAIR: By taking possession of the Premises, Tenant agrees that the
        ------
Premises are in good condition and repair. Tenant, at Tenant's sole cost and expense, shall keep the Premises and every part thereof (excepting load bearing walls and any plumbing and electrical facilities located outside the Premises) in good condition and repair, damage by fire, earthquake, act of God or the elements excepted. Tenant waives all rights to make repairs at the expense of Landlord as provided by any law, statute or ordinance now or hereinafter in effect. It is specifically understood and agreed that, except as specifically set forth in this Lease, Landlord has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. Tenant hereby waives the provisions of California Civil Code Sections 1932(1), 1941 and 1942 and of any similar law, statute or ordinance now or hereafter in effect. Landlord, at Landlord's sole cost and expense, shall keep the load bearing walls and the exterior walls and roof in good condition. Landlord intends to perform required seismic upgrading during the term of the Lease. Such work will be scheduled and executed in a fashion so as to minimize disruption; if any, to Tenant's business.

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    11. INTENTIONALLY OMITTED
        ---------------------

    12. LIENS: Tenant shall not permit any mechanic's, materialman's or other
        -----
liens arising out of work performed at the Premises by or on behalf of Tenant to be filed against the fee of the Real Property nor against Tenant's interest in the Premises. Landlord shall have the right to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, upon thirty (30) days' written notice to Tenant, without waiving its rights based on such breach by Tenant and without releasing Tenant from any obligations hereunder, pay and satisfy the same and in such event the sums so paid by Landlord shall be due and payable by Tenant immediately without notice or demand, with interest from the date paid by Landlord through the date Tenant pays Landlord, at the Interest Rate, as defined in Paragraph 5(c).

    13. ASSIGNMENT AND SUBLETTING: Tenant shall not assign or sublet all or a
        -------------------------
portion of the premises during the initial or any extended lease term.

    14. INDEMNIFICATION OF LANDLORD:
        ---------------------------

        a. Landlord and the holders of any Superior Interests (as defined in Paragraph 21 hereof) shall not be liable to Tenant and Tenant hereby waives all claims against such parties for any loss, injury or other damage to person or property in or about the Premises or the Real Property from any cause whatsoever, including, without limitation, water leakage of any character from the roof, walls, basement or other portion of the Premises or the Real Property, or gas, fire, explosion or electricity within the Premises or the Real Property, or acts of other tenants of the Building; provided, however, that the foregoing waiver shall be inapplicable to any loss, injury or damage resulting directly or indirectly from Landlord's negligence, gross negligence or willful misconduct.

        b. Tenant shall hold Landlord and the holders of any Superior Interest, and the constituent shareholders, partners or other owners thereof, and all of their agents, contractors, servants, officers, directors, employees and licensees (hereinafter collectively called the "Indemnities") harmless from and indemnify the Indemnities against any claims, liability, damages, costs or expenses, including reasonable attorneys' fees and costs incurred in defending against the same, to the extent arising from (a) the acts or omissions of Tenant, Tenant's employees, agents, contractors, licensees, subtenants, customers, guests or invitees in or about the Real Property, (b) any construction or other work undertaken by Tenant on the Premises, whether prior to or during the term of this Lease, (c) any breach or Event of Default under this Lease by Tenant, or (d) any accident, injury or damage, to any person or property, occurring in or about the Premises caused by the intentional acts, negligence, gross negligence or willful misconduct of Tenant, its employees and others; except to the extent such claims, liability, damages, costs or expenses are caused directly or indirectly by the negligence, gross negligence or willful acts or omissions of Landlord or its authorized representatives or agents. In case any action or proceeding be brought against any of the Indemnities by reason of any such claim or liability, Tenant, upon notice from Landlord, covenants to resist and defend at Tenant's sole expense such action or proceeding by counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 14(b) shall survive the termination of this Lease with respect to any injury, illness, death or damage occurring prior to such termination.

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    15. INSURANCE:
        ---------

        a. Tenant's Insurance.  To the extent Tenant operates a business in the
           ------------------
premises, Tenant shall, at Tenant's expense, maintain during the Lease Term (and, if Tenant shall occupy or conduct activities in or about the Premises prior to or after the Lease Term, then also during such pre-term or post-term period): (i) comprehensive general liability insurance including contractual liability coverage, with a minimum coverage of Five Hundred Thousand Dollars ($500,000) per occurrence/One Million Dollars ($1,000,000) general aggregate, for injuries to, or illness or death of, persons and damage to property occurring in or about the Premises or otherwise resulting from Tenant's operations in the Building, (ii) property insurance protecting Tenant against loss or damage by fire and such other risks as are insurable under then-available standard forms of "all risk" insurance policies (excluding earthquake and flood but including water damage), covering Tenant's property in or about the Premises or the Real Property and also covering any fixtures that may belong to Tenant and any Alterations not in the nature of ordinary office improvements, but excluding the improvements existing in the Premises as of the date of Tenant's initial occupancy of the Premises, for not less than eighty percent (80%) of the full replacement value thereof without deduction for depreciation; and (iii) workers' compensation insurance in statutory limits. The above-described comprehensive general liability insurance shall protect Tenant, as named insured, and Landlord and all the Indemnities, as defined in Paragraph 14, and any other parties designated by Landlord, as additional insurers; shall insure Landlord's and such other parties' contingent liability with regard to acts or omissions of Tenant; and shall specifically include all liability assumed by Tenant under this Lease (provided, however, that such contractual liability coverage shall not limit or be deemed to satisfy Tenant's indemnity obligations under this Lease). Landlord reserves the right to reasonably increase the foregoing amount of liability coverage from time to time as Landlord's insurance consultant determines is required to adequately protect Landlord and the other parties designated by Landlord from the matters insured thereby.

        b. Policy Form. Each insurance policy required pursuant to this
           -----------
Paragraph 15 shall be issued by an insurance company licensed to do business in the State of California and approved by Landlord. Each insurance policy, other than Tenant's workers' compensation insurance, shall (i) provide that it may not be materially changed, canceled or allowed to lapse unless thirty (30) days' prior written notice to Landlord and any other insured designated by Landlord is first given, and (ii) provide that no act or omission of Tenant shall affect or limit the obligations of the insurer with respect to any other insured. Each such insurance policy or a certificate thereof shall be delivered to Landlord by Tenant on or before the effective date of such policy and thereafter Tenant shall deliver to Landlord renewal policies or certificates prior to the expiration dates of expiring policies. If Tenant fails to procure such insurance or to deliver such policies or certificates, Landlord may, at its option and after written notice to Tenant, procure the same for Tenant's account, and the cost thereof shall be paid to Landlord by Tenant upon demand.

        c. Nothing in this Paragraph 15 shall be construed as creating or implying the existence of (i) any ownership by Tenant of any fixtures, additions, Alterations, or improvements in or to the Premises or (ii) any right on Tenant's part to make any addition, Alteration or improvement in or to the Premises.

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    16. MUTUAL WAIVER OF SUBROGATION RIGHTS: Each party hereto hereby releases
        -----------------------------------
other respective party and, in the case of Tenant as the releasing party, the other Indemnities identified in Paragraph 14 hereof, and the respective partners, shareholders, agents, employees, officers, directors and authorized representatives of such released party, from any claims such releasing party may have for damage to the Building, the Premises or any of such releasing party's fixtures, personal property, improvements and alterations in or about the Premises, the Building or the Real Property that is caused by or results from risks insured against under any fire and extended coverage insurance policies actually carried by such releasing party or deemed to be carried by such releasing party; provided, however, that such waiver shall be limited to the extent of the net insurance proceeds payable by the relevant insurance company with respect to such loss or damage. For purposes of this Paragraph 16, Tenant shall be deemed to be carrying any of the insurance policies required pursuant to Paragraph 15 even if not actually carried by Tenant, and Landlord shall be deemed to carry standard fire and extended coverage policies on the Real Property. Each party hereto shall cause each such fire and extended coverage insurance policy obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against the other respective party and the other aforesaid released parties in connection with any matter covered by such policy.

    17. UTILITIES AND OTHER BUILDING SERVICES:
        -------------------------------------

        a. Description of Utilities and Services. Landlord shall furnish water,
           -------------------------------------
gas, electricity, telephone, and cable lines to the Premises.

        b. Payment for Utilities and Services. Tenant shall pay directly to PG&E
           ----------------------------------
for gas and electricity provided to Tenants unit. Tenant shall pay to Pacific Bell and its long distance carrier for telephone service and to TCI Cable service to the premises.

        c. Temperature Balance. Intentionally Omitted.
           -------------------

        d. Interruption of Services. In the event of an interruption in, or
           ------------------------
failure or inability to provide any of the above-described services or utilities due to causes beyond Landlord's control, such interruption, failure or inability shall not constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to such interruption, failure or inability.

    18. PERSONAL PROPERTY AND OTHER TAXES: Tenant shall pay before delinquency
        ---------------------------------
any and all taxes, fees, charges or other governmental impositions levied or assessed against Landlord or Tenant (a) upon Tenant's equipment, furniture, fixtures, improvements and other personal property (including carpeting installed by Tenant) located in the Premises, (b) by virtue of any Alterations made by Tenant to the Premises, and (c) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. If any such fee, charge or other governmental imposition is paid by Landlord, Tenant shall reimburse Landlord for Landlord's payment upon demand.

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    19. RULES AND REGULATIONS: Tenant shall comply with the Rules and
        ---------------------
Regulations may be established, modified or amended by Landlord from time to time. If Tenant's Premises are on the second floor of the building, Tenant shall cover not less than 70% of the concrete floors with floor coverings such as area rugs, carpets or other sound reducing coverings approved by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of the Rules and Regulations. The initial Rules and Regulations for the Building are attached hereto as Exhibit B hereto.

    20. SURRENDER; HOLDING OVER:
        -----------------------

        a. Surrender. Upon the expiration or other termination of this Lease,
           ---------
Tenant shall surrender the Premises and all improvements and Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear and damage from casualty, and Tenant shall remove from the Premises all of Tenant's personal property and trade fixtures. If such removal is not completed at the expiration or other termination of this Lease, Landlord may remove the same at Tenant's expense. Any damage to the Premises or the Building caused by such removal shall be repaired promptly by Tenant or, if Tenant fails to do so, Landlord may do so at Tenant's expense. The removal of Alterations from the Premises shall be governed by Paragraph 9 hereof. Tenant's obligations under this Paragraph shall survive the expiration or other termination of this Lease. Upon expiration or termination of this Lease or of Tenant's possession, Tenant shall surrender all keys to the Premises or any other part of the Building and shall make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises.

        b. Holding Over. If Tenant remains in possession of the Premises after
           ------------
the expiration or earlier termination of this Lease, Tenant's continued possession shall be on the basis of a tenancy at sufferance and Tenant shall pay as Monthly Rent during the holdover period an amount equal to the greater of (i) one hundred fifty percent (150%) of the fair market rental (as reasonably determined by Landlord) for the Premises or (ii) two hundred percent (200%) of the Monthly Rent and Additional Rent payable under this Lease for the last full month prior to the date of such expiration, unless Landlord and Tenant have agreed in writing to a new Base Rent for an Extended Term.

    21. INTENTIONALLY OMITTED
        ---------------------

    22. FINANCING CONDITION: If any lender which intends to make a loan to
        -------------------
Landlord and take a mortgage or deed of trust encumbering the Real Property should require, as a condition to such financing, execution by Tenant of an agreement requiring Tenant to send such lender written notice of any default by Landlord under this Lease, giving such lender the right to cure such default until such lender has completed foreclosure, and preventing Tenant from terminating this Lease unless such default remains uncured after foreclosure has been completed, then Tenant agrees to execute and deliver such agreement as required by such lender. Tenant acknowledges and agrees that its failure to execute any such agreement required by such lender may cause Landlord serious financial damage by causing the failure of a financing transaction and such failure shall give Landlord all of its rights and remedies under Paragraph 25 hereof, including its right to damages caused by the loss of said financing.

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    23. ENTRY BY LANDLORD: Landlord may, upon 24 hours notice to Tenant, except
        -----------------
in the case of emergency, enter the Premises to (a) inspect the same and to determine whether Tenant is in compliance with its obligations hereunder, (b) supply janitorial and any other service Landlord is required to provide hereunder, (c) show the Premises to prospective purchasers or tenants, (d) post notices of non-responsibility, and (e) alter, improve or repair the Premises or any portion of the Real Property. In connection with any such alteration, improvement or repair, Landlord may erect in the Premises or elsewhere in the Real Property scaffolding and other structures reasonably required for the work to be performed. In no event shall Tenant's rent abate as a result of any such entry or work; provided, however, that all such work shall be done in such a manner as to cause as little interference to Tenant as reasonably possible. Except in the event of Landlord's gross negligence or willful misconduct, Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises as provided in this Paragraph 23. Landlord shall at all times retain a key with which to unlock all of the doors in the Premises, except Tenant's vaults and safes. If an emergency necessitates immediate access to the Premises, Landlord may use whatever force is necessary to enter the Premises and any such entry to the Premises shall not constitute a forcible or unlawful entry into the Premises, a detainer of the Premises, or an eviction of Tenant from the Premises, or any portion thereof.

    24. INSOLVENCY OR BANKRUPTCY: The occurrence of any of the following shall
        ------------------------
constitute an Event of Default under Paragraph 25 hereof:

        a. Tenant ceases doing business as a going concern, makes an assignment for the benefit of creditors, is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of such petition) seeking for Tenant any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any state or federal bankruptcy or other law, or Tenant consents to or acquiesces in the appointment, pursuant to any state or federal bankruptcy or other law, of a trustee, receiver or liquidator for the Premises, for Tenant or for all or any substantial part of Tenant's assets;

        b. Tenant fails within sixty (60) days after the commencement of any proceedings against Tenant seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any state or federal bankruptcy or other law, to have such proceedings dismissed, or Tenant fails, within sixty (60) days after an appointment pursuant to any state or federal bankruptcy or other law without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for the Premises, for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated;

        c. Tenant is unable, or admits in writing its inability, to pay its debts as they mature; or

        d. Tenant gives notice to any governmental body of its insolvency or pending insolvency, or of its suspension or pending suspension of operations.

     In no event shall this Lease be assigned or assignable by reason of any voluntary or involuntary bankruptcy proceedings, nor shall any rights or privileges hereunder be an asset of Tenant, the trustee, debtor-in-possession, or the debtor's estate in any bankruptcy, insolvency or reorganization proceedings.

Tenant, the trustee, debtor-in-possession, or the debtor's estate in any bankruptcy, insolvency or reorganization proceedings.

     25.  DEFAULT AND REMEDIES:
          --------------------

          a.  Events of Default.  The occurrence of any of the following shall
              -----------------
constitute an "Event of Default" by Tenant:

              (i) Tenant fails to pay rent or other sums as and when due hereunder.

              (ii) Tenant fails to comply with any other provision of this Lease in the manner and within the time required after ten (10) days written notice from Landlord to Tenant.

              (iii)  Tenant fails to occupy and use the Premises for fifteen
(15) consecutive days, which failure shall be deemed an abandonment of the Premises by Tenant.

              (iv) Tenant violates the bankruptcy and insolvency provisions of Paragraph 24 hereof.

          b.  Remedies.  Upon the occurrence of an Event of Default, Landlord
              --------
shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law or equity:

              (i) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including, but not limited to, its re-entry into the Premises, its reletting of the Premises for Tenant's account, or its exercise of any other rights and remedies under this Paragraph 25, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises.

     Upon such termination in writing of Tenant's right to possession of the Premises, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code Section 1951.2 or any other applicable existing or future law, ordinance or regulation providing for recovery of damages for such breach, including but not limited to the following:

                   (A)  the reasonable cost of recovering the Premises; plus

                   (B) the reasonable cost of removing Tenant's Alterations, trade fixtures and improvements; plus

                   (C) all unpaid rent due or earned hereunder prior to the date of termination, less the proceeds of any reletting or any rental received from subtenants prior to the date of termination applied as provided in Paragraph 25(b)(ii) below, together with interest at the Interest Rate specified in Paragraph 5(c) of this Lease, on such sums from the date such rent is due and payable until the date of the reward of damages; plus

                   (D) the amount by which the rent which would be payable by Tenant hereunder, as reasonably estimated by Landlord, from the date of termination until the date of the award of damages, exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided together with interest at the Interest Rate specified in Paragraph 5 hereof on such sums from the date such rent is due and payable until the date of the award of damages; plus
                   (E) the amount by which the rent which would be payable by Tenant hereunder, as reasonably estimated by Landlord, for the remainder of the then term, after the date of the award of damages exceeds the amount such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%); plus

                   (F) such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

              (ii) Landlord may continue this Lease in full force and effect and may enforce all of its rights and remedies under this Lease, including, but not limited to, the right to recover rent as it becomes due. During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and sublet all or any part of the Premises for Tenant's account to any person, for such term (which may be a period beyond the remaining term of this Lease), at such rents and on such other terms and conditions as Landlord deems advisable. In the event of any such subletting, rents received by Landlord from such subletting shall be applied (A) first, to the payment of the costs of maintaining, preserving, altering and preparing the Premises for subletting, the other costs of subletting, including but not limited to brokers' commissions, attorneys' fees and expenses of removal of Tenant's personal property, trade fixtures and Alterations; (B) second, to the payment of rent then due and payable hereunder; (C) third, to the payment of future rent as the same may become due and payable hereunder; (D) fourth, the balance, if any, shall be paid to Tenant upon (but not before) expiration of the Lease Term. If the rents received by Landlord from such subletting, after application as provided above, are insufficient in any month to pay the rent due and payable hereunder for such month, Tenant shall pay such deficiency to Landlord monthly upon demand. Notwithstanding any such subletting for Tenant's account without termination, Landlord may at any time thereafter, by written notice to Tenant, elect to terminate this Lease by virtue of a previous Event of Default.

     During the continuance of an Event of Default, for so long as Landlord does not terminate Tenant's right to possession of the Premises and subject to Paragraph 13, entitled Assignment and Subletting, and the options granted to Landlord thereunder, Landlord shall not unreasonably withhold its consent to an assignment or sublease of Tenant's interest in the Premises or in this Lease.

              (iii) During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and remove all of Tenant's personal property, Alterations and trade fixtures from the Premises and store them at Tenant's risk and expense. If Landlord removes such property from the Premises and stores it at Tenant's risk and expense, and if Tenant fails to pay the cost of such removal and storage after written demand therefor and/or to pay any rent then due, then after the property has been stored for a period of thirty (30) days or more Landlord may sell such property at public or private sale, in the manner and at such times and places as Landlord deems commercially reasonable following reasonable notice to Tenant of the time and place of such sale. The proceeds of any such sale shall be applied first to the payment of the expenses for removal and storage of the property, the preparation for and the conducting of such sale, and for attorneys' fees and other legal expenses incurred by Landlord in connection therewith, and the balance shall be applied as provided in Paragraph 25(b)(ii) above.

     Tenant hereby waives all claims for damages that may be caused by Landlord's reentering and taking possession of the Premises or removing and storing Tenant's personal property pursuant to this Paragraph 25, and Tenant shall hold Landlord harmless from and against any loss, cost or damage resulting from any such act. No reentry by Landlord shall constitute or be construed as a forcible entry by Landlord.

               (iv) Landlord may require Tenant to remove any and all Alterations from the Premises or, if Tenant fails to do so within thirty (30) days after Landlord's request, Landlord may do so at Tenant's expense.

               (v) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate specified in Paragraph 5 from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant. Any amount due Landlord under this subsection shall constitute additional rent hereunder.

     26.  INTENTIONALLY OMITTED
          ---------------------

     27.  INTENTIONALLY OMITTED
          ---------------------

     28.  LANDLORD'S LIABILITY:  Notwithstanding any other provision of this
          --------------------
Lease, Landlord shall not be liable for any consequential damages, nor shall Landlord be liable for loss of or damage to artwork, currency, jewelry, bullion, unique or valuable documents, securities or other valuables, or for other property not in the nature of ordinary fixtures, furnishings and equipment used in general administrative and executive office activities and functions. Wherever in this Lease Tenant (a) releases Landlord from any claim or liability,
(b) waives or limits any right of Tenant to assert any claim against Landlord or to seek recourse against any property of Landlord or (c) agrees to indemnify Landlord against any matters, the relevant release, waiver, limitation of indemnity shall run in favor of and apply to Landlord, the constituent shareholders, partners or other owners of Landlord, and the directors, officers, employees and agents of Landlord.

     29.  ESTOPPEL CERTIFICATES. At any time and from time to time, upon ten
          ---------------------
(10) days' prior notice from Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement certifying to the best of Tenant's knowledge the Commencement Date of this Lease, stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and the date and nature of each such modification), that Landlord is not in default under this Lease (or, if Landlord is in default, specifying the nature of such default), that Tenant is not in default under this Lease (or if Tenant is in default, specifying the nature of such default), the current amounts of and the dates to which the Monthly Rent and Additional Rent has been paid, and setting forth such other matters as may be reasonably requested by Landlord. Any such statement may be conclusively relied upon by a prospective purchaser of the Real Property or by a lender obtaining a lien on the Real Property as security.

     30.  ATTORNEYS' FEES: In the event of any action or proceeding between
          ---------------
Landlord and Tenant (including an action or proceeding between Landlord and the trustee or debtor-in-possession while Tenant is a debtor in a proceeding under any bankruptcy law) to enforce any provision of this Lease, the losing party shall pay to the prevailing party all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred in such action and in any appeal in connection therewith by such prevailing party.

     31.  WAIVER:  No provisions of this Lease shall be deemed waived by
          ------
Landlord unless such waiver is in a writing signed by landlord . The waiver by Landlord of any breach of any provision of this Lease shall not be deemed a waiver of any subsequent breach of same or any other provision of this Lease. No delay or omission in exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver. Landlord's acceptance of any payments of rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay rent) other that Tenant's non-payment of the accepted sums , and no endorsement or statement accompanying or upon any check or payment shall be deemed and accord and satisfaction. Landlord's consent ot or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

     32.  NOTICES:  All notices and demands which are required or permitted to
          -------
be given by either party hereunder shall be in writing. All notices and demands by Landlord to Tenant shall be delivered personally or sent by United States mail, postage prepaid, addressed to Tenant at the Premises, or to such other place as Tenant may from time to time designate by notice to Landlord hereunder. All notices and demands by Tenant to Landlord shall be sent by United States mail, postage prepaid, addressed to Landlord at the address set forth in the Basic Lease Information, or to such other place as Landlord may from time to time designate by notice to Tenant hereunder.

     33.  DEFINED TERMS AND PARAGRAPH HEADINGS: When required by the contents of
          ------------------------------------
this Lease, the singular includes the plural. The headings and titles to the paragraphs of this Lease are for convenience only and are not to be used to interpret or construe this Lease. Wherever the term "including" or "includes" is used in this Lease it shall be construed as if followed by the phrase "without limitation".

     34.  TIME AND APPLICABLE LAW: Time is of the essence of this Lease and of
          -----------------------
each and all of its provisions. This Lease shall be governed by and construed in accordance with the laws of the State of California.

     35.  SUCCESSORS: Subject to the provisions of Paragraphs 13 and 28 hereof,
          ----------
the covenants and conditions hereof shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

     36.  ENTIRE AGREEMENT; MODIFICATIONS: This Lease (including any exhibit,
          -------------------------------
rider or attachment hereto) constitutes the entire agreement between Landlord and Tenant with respect to Tenant's lease of the Premises. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises or the Real Property or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein.

     37.  LIGHT AND AIR: Tenant agrees that no diminution of light, air or view
          -------------
by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of rent hereunder, result in any liability of Landlord to Tenant, or in any other way affect this Lease.

     38.  NAME OF BUILDING: Tenant shall not use the name or address of the
          ----------------
Building for any purpose other than as the address of the business conducted by Tenant in the Premises without the written consent of Landlord. Landlord reserves the right to change the name or street address of the Building at any time by written notice to Tenant and Landlord shall not be liable to Tenant for any loss, cost or expense on account of any such change of name or street address.

     39.  SEVERABILITY: If any provision of this Lease or the application
          ------------
thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     40.  AUTHORITY:  If Tenant is a corporation, partnership, trust,
          ---------
association or other entity, Tenant and each person executing this Lease on behalf of Tenant, hereby covenants and warrants that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant has and is duly qualified to do business in California, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all Tenant's obligations hereunder, and (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so.

     41.  NO OFFER: Submission of this instrument for examination and signature
          --------
by Tenant does not constitute a reservation of or option for lease, and is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     42.  HAZARDOUS SUBSTANCE DISCLOSURE:  California law requires landlords to
          ------------------------------
disclose to tenants the existence of certain hazardous substances. Accordingly, the existence of tobacco smoke and asbestos containing materials ("ACM") must be disclosed. Although smoking is prohibited in public areas of the Building, these areas may, from time to time, be exposed to tobacco smoke. Landlord covenants to comply, at Landlord's sole cost and expense, during the Lease Term with all local, state and federal laws and regulations requiring disclosure to tenants regarding the existence of hazardous substances within the Building. Tenant may obtain a copy of the Landlord's written procedures for handling ACM from the Building office.

     43.  REAL ESTATE BROKERS: Each party shall hold the other harmless from and
          -------------------
indemnify and defend the other against any and all claims by any real estate broker or salesman other than the Real Estate Broker identified in the Basic Lease Information for a commission, finder's fee or other compensation as a result of Tenant's entering into this Lease.

     44.  COUNTERPARTS; EXHIBITS, RIDERS AND OTHER ATTACHMENTS:
          ----------------------------------------------------
          a. This Lease may be executed in two or more counterparts, but all of such counterparts taken together shall constitute one and the same instrument.

          b. All Exhibits, Riders and other attachments hereto are hereby incorporated herein and made a part hereof. Such Exhibits, Riders and other attachments, if any, affixed to this Lease are a part hereof, and in the event of variation or discrepancy the duplicate original hereof including such Exhibits, Riders and attachments, if any, held by Landlord shall control.

     45.  JOINT AND SEVERAL LIABILITY:  If Tenant is composed of more than one
          ---------------------------
signatory to this Lease, each signatory shall be jointly and severally liable with each other signatory for payment and performance according to this Lease.

     46.  SIGNAGE: Tenant shall not place a sign(s) on any portion of the
          -------
Building or Premises without first obtaining Landlord's prior written approval. Landlord will list Tenant in the Building directory at the entrance to the Building.

     47.  CONDOMINIUM CONVERSION: Tenant understands and acknowledges that it is
          ----------------------
Landlord's intention to convert the Building to a Live/Work Residential Condominium during the term of this Lease.

     THIS LEASE IS EXECUTED by Landlord and Tenant as of the date first set forth above.


TENANT:   /s/ W. H. Lawrenson           Date   October 25, 2000
       ---------------------------          -------------------------

PRINT:   W. H. Lawrenson, CFO           Date
      ----------------------------          _________________________



                                    LANDLORD:

                                    Media Lofts, LLC, a California Limited
                                    Liability Company


                                    By:          (Signature illegible)
                                         -------------------------------------
                                             Jim Keighran, Leasing Manager

                                   EXHIBIT A
                                   ---------

                             INTENTIONALLY OMITTED

                                   EXHIBIT B
                                   ---------

                     RULES AND REGULATIONS FOR THE BUILDING
                   ATTACHED TO AND MADE A PART OF THIS LEASE

                                 370 7/th/ Street
                                 San Francisco, CA

     1. Except as provided or required by Landlord in accordance with building standards, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, painted or affixed by Tenant on or to any part of the Building or exterior of the premises leased to tenants or to the door or doors thereof without the written consent of Landlord first obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

     2. Except as provided or required by Landlord in accordance with Building standards, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the premises.

     3. The bulletin board or directory of the Building shall be used primarily for display of the name and location of Tenants and Landlord reserves the right to exclude any other names therefrom, to limit the number of names associated with Tenants to be placed thereon and to charge for names associated with Tenants to be placed thereon at rates applicable to all Tenants.

     4. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by Tenants or used by them for any purpose other than for ingress and egress from their respective premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof of the Building are not for the use of the general public and Landlord in all cases reserves the right to control the same and prevent access thereto by all persons whose presence, in the judgment of the Landlord, is or may be prejudicial to the safety, character, reputation or interests of the Building and its Tenants; provided however, that Landlord shall not prevent such access to persons with whom Tenants deal in the ordinary course of business unless such persons are engaged in illegal activities. No person shall go upon the roof of the Building unless expressly so authorized by Landlord.

     5. Tenants shall not alter any lock nor install any new or additional locks or any bolts on any interior or exterior door of any premises leased to Tenant.

     6. The doors, windows, light fixtures and any lights or skylights that reflect or admit light into halls or other places of the Building shall not be covered or obstructed. The toilet rooms, toilets, urinals, wash bowls or other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, cause such expense.

     7. Tenants shall not mark, drive nails, screw or drill into the walls, woodwork or plaster or in any way deface the Building or any premises leased Tenant.

     8. Furniture, freight or equipment of every kind shall be moved into or out of the Building only at such times and in such manner as Landlord shall designate. Landlord may prescribe and limit the weight, size and position of all equipment to be used by Tenants, other than standard office desks, chairs and tables and portable office machines. Safes and other heavy equipment shall, if considered necessary by Landlord, stand on wood strips of such thickness as Landlord deems necessary to distribute properly the weight thereof. All damage to the Building or premises occupied by Tenants caused by moving or maintaining any property of a Tenant shall be repaired at the expense of such Tenant.

     9. Tenants shall not cause any unnecessary labor by carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any Tenant for loss of property on the premises, however occurring, or for any damage to the property of any Tenant caused by the employees or independent contractors of Landlord or by any other person. Window cleaning shall be done only at the regular and customary times determined by Landlord for such services.

     10. No Tenant shall sweep or throw or permit to be swept or thrown any dirt or other substance into any of the corridors, halls or elevators or out of the doors or stairways of the Building; use or keep or permit to be used or kept any foul or noxious gas or substance; permit or suffer the premises occupied by such Tenant to be occupied or used in a manner offensive or objectionable to Landlord or other Tenants by reason of noise, odors or vibrations; interfere in any way with other Tenants or persons having business in the Building; or bring or keep or permit to be brought or kept in the Building any animal life form, other than human, except seeing-eye dogs when in the company of their masters.

     11. No Tenant shall use or keep in the premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of customary office equipment, or, without Landlord's prior written approval, use any method of heating or air-conditioning other than that supplied by Landlord. No Tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other Tenants or those having business therein. Tenant must comply with any government imposed codes and regulations concerning the use or storage of any substances on the premises.

     12. No boring or cutting for telephone or electric wires shall be allowed without the consent of Landlord and any such wires permitted shall be introduced at the place and in the manner described by Landlord. The location of telephones, speakers, fire extinguisher and all other office equipment affixed to premises occupied by Tenants shall be subject to the approval of Landlord.

Each Tenant shall pay all expenses incurred in connection with the installation of its equipment, including any telephone and electricity distribution equipment.

     13. Upon termination of occupancy of the Building, each Tenant shall deliver to Landlord all keys furnished by Landlord, and any reproductions thereof made by or at the direction of such Tenant, and in the event of loss of any keys furnished shall pay Landlord therefor.

     14. No Tenant shall affix any floor covering in any manner except as approved by the Landlord. The expense of repairing any damage caused by removal of any such floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

     15. No mail, furniture, packages, supplies, equipment, merchandise or deliveries of any kind will be received in the building or carried up or down in the elevators except between such hours and in such elevators as shall be designated by Landlord.

     16. In no case shall Landlord be liable for any loss or damage for any loss or damage for any error with respect to the admission to or exclusion from the Building of any person. At such times as Landlord deems necessary for the safety and protection of the Building, its Tenants and all property located therein, Landlord may prohibit and prevent access to the Building by all persons by any means Landlord deems appropriate.

     17. Each Tenant shall see that the exterior doors of its premises are closed and securely locked on Sundays and legal holidays and not later than 6:00 p.m. of each other day each Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off each day before its premises are left unoccupied and that all electricity or gas shall likewise be carefully shut off so as to prevent waste or damage to Landlord or to other Tenants of the Building.

     18. Landlord may exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

     19. The requirements of Tenants will be attended to only upon application to Landlord at the office of the Building. Employees of Landlord shall not perform any work outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord shall be required to admit any person (Tenant or otherwise) to any premises in the Building.

     20. No vending or food or beverage dispensing machine or machines of any description shall be installed, maintained or operated upon any premise in the Building without the written permission of the Landlord.

     21. Landlord, without notice and without liability to any Tenant, at any time may change the name or the street address of the Building.

     22. The word "Building" as used in these rules and regulations means the Building of which a part of the premises are leased pursuant to the Lease to which these rules and regulations are attached. Each Tenant shall be liable to Landlord and to each other Tenant of the Building for any loss, cost, expense, damage or liability, including attorneys' fees, caused or occasioned by the failure of such first named Tenant to comply with these rules, but Landlord shall have no liability for such failure or for failing or being unable to enforce compliance therewith by any Tenant and such failure by Landlord or non-compliance by any other Tenant shall not be a ground for termination of the Lease to which these rules and regulations are attached by the Tenant thereunder.

     23. Each Tenant shall maintain the portions of its premises which are visible from outside of the Building or from hallways or other public areas of the Building, in a neat, clean and orderly condition.

     24.  Intentionally Omitted.

     25. No Tenant shall place any items whatsoever on the roof or balcony areas of the Building without prior written consent of Landlord.

     26. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung, or placed in, or used in connection with any window of the Building without prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of the Landlord's standard window covering and shall in no way be visible from the exterior of the Building.

     27.  Intentionally Omitted.

     28. No Tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building.

     29. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any Tenant into the Building or kept in or about the premises.

     30. Each Tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Francisco without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purpose and at such times as Landlord shall designate.

     31. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in or about the Building are prohibited, and each Tenant shall cooperate to prevent same.

     32.  Intentionally Omitted.

     33. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations against any or all of the Tenants of the Building.

     34. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

     35. Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.


Sign: /s/ W. H. Lawrenson                      Date October 25, 2000
      --------------------------------------        ---------------------

Print: W. H. Lawrenson, CFO                    Date
       -------------------------------------        _____________________


       LANDLORD:

     Media Lofts, LLC


     By:       (Signature illegible)
          --------------------------------
             Jim Keighran, Leasing Manager